UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2014

ROCKY BRANDS, INC.
(Exact name of registrant as specifıed in its charter)

Ohio	001-34382	31-1364046
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identif ıcation No.)

39 East Canal Street, Nelsonville, Ohio	45764
(Address of principal executive offıces)	(Zip Code)

Registrant’s telephone number, including area code (740) 753-1951

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K fıling is intended to simultaneously satisfy the fıling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2014, at the 2014 annual meeting of shareholders of Rocky Brands, Inc. (the “Company”), the Company’s shareholders approved the 2014 Omnibus Incentive Plan (the “2014 Plan”). The 2014 Plan provides for grants of incentive and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash-based awards, and other stock-based awards. Additional details about the 2014 Plan are set forth in the Company’s definitive proxy statement dated April 7, 2014.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 7, 2014, the Company held its annual meeting of shareholders. The following directors were elected at the meeting according to the vote tabulation described below:

Director	Votes For	Votes Withheld	Non Votes
J. Patrick Campbell	2,635,310	2,027,687	1,957,923
Michael L. Finn	2,123,630	2,296,367	1,957,923
G. Courtney Haning	2,367,491	2,025,506	1,957,923
Curtis A. Loveland	2,366,298	2,026,699	1,957,923
David N. Sharp	2,366,406	2,026,591	1,957,923

The shareholders voted on a resolution to approve on an advisory, nonbinding basis the compensation of the Company’s named executive officers according to the vote tabulation described below:

Votes For	Votes Against	Abstain	Non Votes
4,172,391	91,439	129,167	1,957,923

The shareholders approved the 2014 Plan according to the vote tabulation described below:

Votes For	Votes Against	Abstain	Non Votes
4,017,935	322,602	52,460	1,957,923

Finally, the shareholders ratified the selection of Schneider Downs & Co., Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, according to the vote tabulation described below:

Votes For	Votes Against	Abstain	Non Votes
6,254,847	58,571	37,502	0

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	The Company’s 2014 Omnibus Incentive Plan (incorporated by reference to Appendix A to the Company’s proxy statement for the 2014 annual meeting of shareholders dated April 7, 2014).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocky Brands, Inc.

Date: May 12, 2014	By:	/s/ James E. McDonald
James E. McDonald, Executive Vice
President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	The Company’s 2014 Omnibus Incentive Plan (incorporated by reference to Appendix A to the Company’s proxy statement for the 2014 annual meeting of shareholders dated April 7, 2014).

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